UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

NI Holdings, Inc.

(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North
Fargo, North Dakota

(Address of principal executive offices)

58102

(Zip code)

(701) 298-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NODK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

On May 21, 2025, the Board of Directors (the “Board”) of NI Holdings, Inc. (the “Company”) determined to appoint Kevin Elfstrand as the Company’s Chief Accounting Officer, effective June 1, 2025. As Chief Accounting Officer, Mr. Elfstrand will function as the Company’s Principal Accounting Officer for Securities and Exchange Commission (“SEC”) reporting purposes.

Mr. Elfstrand, age 45, joined the Company as Vice President, Corporate Controller in April 2022. Before joining the Company, Mr. Elfstrand served in various finance roles at The Travelers Companies, Inc., from 2004 to 2022, most recently as Assistant Vice President, Corporate Audit. Prior to that, Mr. Elfstrand served as an auditor at Deloitte & Touche LLP. Mr. Elfstrand graduated from Saint John’s University in Minnesota with a bachelor’s degree in Accounting and is a Certified Public Accountant.

In connection with the foregoing, as determined and approved by the Compensation Committee of the Board, effective June 1, 2025, Mr. Elfstrand’s compensation as Chief Accounting Officer will consist of the following: (a) annual base salary of $310,000, (b) annual short-term incentive equal to 40% of base salary, with payout percentages of 20% on threshold, 40% on target, and 80% on stretch, and (c) annual long-term incentive equal to 40% of base salary.

There are no arrangements or understandings between Mr. Elfstrand and any other person pursuant to which he was selected as Chief Accounting Officer. There are no family relationships between Mr. Elfstrand and any director or executive officer of the Company, and Mr. Elfstrand does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On May 27, 2025, the Company issued a press release announcing the appointment of Mr. Elfstrand as the Company’s Chief Accounting Officer, as well as other appointments to the Company’s leadership team. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 27, 2025, regarding appointments to the Company’s leadership team
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: May 27, 2025	By:	/s/ Seth C. Daggett
Seth C. Daggett
President and Chief Executive Officer